Citi Global Consumer Conference May 29, 2013 Exhibit 99.2

Forward-looking statements

This slide presentation contains a number of forward-looking statements.  The words
“will,” “expect,” “opportunity,” “growth,” “reinvent,” “reaffirm,” and similar expressions are intended to identify our forward-looking statements.  Examples of forward-looking statements include, but are not limited to, statements we make about our future growth and expansion, including growth or expansion in organic net revenue, operating income, operating EPS, operating income margin, and gross margin; our plans for achieving such growth and expansion; our expenditures for emerging markets investments and funding ongoing restructuring and the results of such expenditures; and our 2013 guidance.
These forward-looking statements involve risks and uncertainties, many of which are beyond our control, and important factors that could cause actual results to differ materially from those in our forward-looking statements include, but are not limited to, continued global economic weakness, increased competition, continued volatility of commodity and other input costs, pricing actions, risks from operating globally, and tax law changes.  For additional information on these and other factors that could affect our forward-looking statements, see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our most recently filed Annual Report on Form 10-K. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this slide presentation, except as required by applicable law or regulation.

Irene Rosenfeld Chairman & CEO

Mondelez International is a unique
investment vehicle…
Advantaged
Geographic
Footprint
Fast-
Growing
Categories
Favorite
Snacks
Brands
Strong
Routes-to-
Market
Proven
Innovation
Platforms
World-Class
Talent &
Capabilities

…with top-tier revenue and earnings
potential
Operating EPS Growth
5%-7%
Double-Digit
(constant FX)
Organic Net Revenue Growth
Long-Term Targets
Operating Income Growth
High Single-Digit
(constant FX)

Double Digit
Growth
Low-to-Mid
Single Digit
Growth
$35B
Developed
Markets
Emerging
Markets
By Geography
$35B
Low-to-Mid
Single Digit
Growth
Mid-to-High
Single Digit
Growth
Chocolate
Biscuits
Gum &
Candy
Beverages
Ch./Groc.
By Category
5% - 7%
Organic Growth

Top-tier revenue growth is clearly achievable

Latin America
15%
EEMEA
11%
Europe,
excluding
Central Europe
35%
North America
20%
Nearly 40% of portfolio in emerging
markets

Developed
Markets
~60%
Emerging
Markets
~40%
$35 Billion in
2012 Net Revenues

Emerging markets are highly attractive

GDP per Capita
($ in thousands)
GDP per Capita
($ in thousands)
Consumption vs. GDP per Capita
Source:  Euromonitor 2011
Snacks categories growing at high single digits / double digits
Rising GDP fuels rapidly growing per capita snacks consumption
Opportunity for high rates of return
Chocolate
Biscuits

Race is on to secure and expand positions
in emerging markets

Companies that fortify strong positions over the next
3 to 5 years will win
Nestle statement on 9/25/12
Hershey statement on 2/20/13
Kellogg statement on 2/20/13
“We're placing a big bet in China
and anticipate it will be Hershey's
number two market, behind only the
US in the coming five years”
“Russia has the potential to be the number
one consumer market in Europe by 2020…
Adding in Pringles … provides a fantastic
platform for us to capitalize on growth in this
market in the years ahead”
“Africa and Middle East are growth
engines for the future.  Nestle’s
objective is to triple the business
by 2020 at constant currency”

Steady improvement in OI margin with
significant expansion opportunity
Adjusted Operating Income Margin
2011 2012
11.5%
12.2%
2010
11.1%
Peer Average
14%-16%

Note: Please see the GAAP to non-GAAP reconciliations provided at the end of this presentation.

Significant base margin expansion
opportunity
(1)  Please see the GAAP to non-GAAP reconciliations provided at the end of this presentation.
Adjusted Operating Income Margin
2012
Base
Margin
Expansion
+60 to
+90 bps
Annually
12.2%
(1)

Opportunity is largely in North America
and Europe

Adjusted Operating Income Margin
13.9%
18%-21%
2012 Peer Average
North America Europe
13.0%
13%-16%
2012 Peer Average
LA, AP, EEMEA
Combined
14.3%
12%-14%
2012 Peer Average
Note: Please see the GAAP to non-GAAP reconciliations provided at the end of this presentation.

Gross margin is our biggest opportunity Peer Average 40%+ 2012 37.6% Adjusted Gross Profit Margin 13 Note: Please see the GAAP to non-GAAP reconciliations provided at the end of this presentation.

NORTH AMERICA: Significant opportunity
for margin expansion
13.8% 13.9%
18%-21%
2011 2012 Peer Average
Adjusted Segment
Operating Income Margin

14.0%
2010
Drive Power Brands and
product mix
Cost Management and Overheads
•
Target 4%+ COGS productivity
•
Remove dis-synergies
Reinvent Supply Chain
•
Install new technology
•
Repatriate production
Key Drill Sites
Note: Please see the GAAP to non-GAAP reconciliations provided at the end of this presentation.

NORTH AMERICA: Cost management and
overhead reduction opportunities
l
Cost Management
– Lean Six Sigma productivity
– Increase procurement savings
l
Overhead Reduction
– Reduce/eliminate dis-synergies
– Capture synergies between U.S. and Canada
– Leverage SAP; eliminate redundant systems

NORTH AMERICA: Reinventing the supply
chain drives gross margin expansion
l
Introduce new technology to improve throughput
l
Repatriate production from co-manufacturers
l
Complete closure of Lakeshore Bakery (Toronto)

EUROPE: Continue steady margin progress
12.3%
13.0%
13%-16%
2011 2012 Peer Average
Adjusted Segment
Operating Income Margin

11.8%
2010
Expand Gross Margin
•
Drive Power Brands and
product mix
•
Target 4%+ COGS productivity
•
Streamline supply chain
Reduce overheads
•
Integrate Central Europe into
category model
•
Leverage service centers in
low cost locations
Key Drill Sites
Note: Please see the GAAP to non-GAAP reconciliations provided at the end of this presentation.

EUROPE: Significant supply chain optimization opportunity 18 Net Revenue Per Plant ($ millions) All Other Plants Average % of plants A Plants 15% 85% Peer Average $400 $200 $390 $150 $180

EUROPE:  Continue to drive overhead
efficiencies

Overhead reductions primary driver of margin
improvement since 2009
Unlocked scale through category model
Achieved synergies integrating LU and Cadbury
Consolidated business on fully-harmonized SAP system
Integrating Central European countries into category model
Deliver best-in-class cost by leveraging low cost locations
Aiming to further optimize overhead structure

Stepping up investments in emerging
markets to create value
(1)  Please see the GAAP to non-GAAP reconciliations provided at the end of this presentation.
Adjusted Operating Income Margin
2012
Base
Margin
Expansion
Emerging
Markets
Investments
+60 to
+90 bps
Annually
(20) to
(30) bps
Annually
12.2%
(1)

Focused emerging markets investments
provide growth and attractive returns
Opportunities:
Disciplined approach with attractive
returns
IRR well in excess of cost of capital

$200
$200-
$300
2014 2015+
$100
2013
Payback
Boost Power Brand Support ~1 year
RTM, Sales Expansion 1-2 years
White Space Entries 3-5 years
($ millions)
Incremental Investments
in Emerging Markets

Funding ongoing restructuring to improve
long-term cost structure
(1)  Please see the GAAP to non-GAAP reconciliations provided at the end of this presentation.
Adjusted Operating Income Margin
2012
Base
Margin
Expansion
Emerging
Markets
Investments
Ongoing
Restructuring
+60 to
+90 bps
Annually
(20) to
(30) bps
Annually
(20) to
(30) bps
Annually
12.2%
(1)

Ongoing restructuring will continue to
drive long-term efficiency

$100
$200-
$300
2014 2015+ 2013
•
Moving to “Pay as You Go”
model once 2012–2014
program completed
•
Included in long-term growth
algorithm and guidance
($ millions)
Ongoing
Restructuring Investments
$100

Expect moderate margin expansion over
the next three years …

(1)  Please see the GAAP to non-GAAP reconciliations provided at the end of this presentation.
Adjusted Operating Income Margin
2012
Base
Margin
Expansion
Emerging
Markets
Investments
Ongoing
Restructuring
+60 to
+90 bps
Annually
(20) to
(30) bps
Annually
(20) to
(30) bps
Annually
~13%
2015
+20 to +30 bps
Annual Average
12.2%
(1)

… with more significant opportunities
longer term

Adjusted Operating Income Margin
2012
Base
Margin
Expansion
Emerging
Markets
Investments
Ongoing
Restructuring
+60 to
+90 bps
Annually
(20) to
(30) bps
Annually
(20) to
(30) bps
Annually
~13%
2015 Target
14-16%
Base
Margin
Expansion
+40 to
+60 bps
Annually
+20 to +30 bps
Annual Average
12.2%
(1)
*  On a constant currency basis
(1)  Please see the GAAP to non-GAAP reconciliations provided at the end of this presentation.
Double Digit EPS Growth*

Reaffirming 2013 guidance
•
Organic revenue growth at the low end of 5-7% range
– Coffee pricing and capacity constraints tempering 1H growth by ~1.5 pp
– Revenue growth in 2H expected to accelerate
•
On track to deliver Operating EPS of $1.55 to $1.60 (+14% - 18% on a constant currency basis)
– 1H margin tempered versus year-ago
• Negative impact of Venezuela devaluation and PY one-time items
• Dis-synergies and stepped up emerging markets investments
• Q2 cycling a difficult PY comparison
– Stronger 2H margin
• Revenue growth increases leverage
• Lower impact of dis-synergies
– Full year margin likely to be flat
– Tax favorabilities enable head start on investment

Delivering significant shareholder value

Operating EPS Growth
5%-7%
Double-Digit
(constant FX)
Organic Net Revenue Growth
Long-Term Targets
Operating Income Growth
High Single-Digit
(constant FX)
Targeting 14% – 16% Margins

28

Appendix:  Operating Income Margin –
Total Company

Total Company Operating Income Margins
(fiscal year 2012)
(1)
1) Reflects trading operating profit ex asset impairments
* Please see the GAAP to non-GAAP reconciliations provided at the end of this presentation.
Source: Company Reports.
23.5%
23.4%
18.6%
18.5%
16.1%
15.9%
15.3%
14.9%
14.4%
14.2%
12.2%*
CL KO PG HSY GIS CPB NESN PEP K HNZ BN ULVR MDLZ
14.7%
13.8%

Appendix:  Operating Income Margin –
North America

North America Operating Income Margins
(fiscal year 2012)
(1) (2) (3) (4) (5) (10)
1) Reflects PepsiCo NA Food.
2) Reflects North America, excluding CIS.  Reflects deduction for partial corporate expense.
3) Reflects North America.
4) Reflects US.
5) Reflects Global, which is about 99% North America.
6) Reflects US Simple Meals, US Beverages, North America Foodservice and half of Global Baking & Snacking.
7) Reflects North America and Latin America, excluding globally managed businesses (mainly Water, Nutrition,
Nespresso, Professional). Reflects trading operating profit ex asset impairments
8) Reflects Global, which is about 90% North America. Reflects deduction for corporate expense.
9) Reflects North America. Excludes Pringles integration costs.
10) Reflects North America and Latin America. Reflects deduction for partial corporate expense.
(6) (7) (8) (9)
* Please see the GAAP to non-GAAP reconciliations provided at the end of this presentation.
Source: Company Reports.
27.1%
22.5%
21.0%
20.7%
20.0%
19.9%
18.6%
18.2%
16.6%
14.2%
13.9%*
PEP BN HNZ GIS SJM CPB NESN HSY K ULVR MDLZ

Appendix:  Operating Income Margin –
Europe

Europe Operating Income Margins
(fiscal year 2012)
(1) (2) (5) (4) (3) (6)
1) Reflects Europe, including Russia.
2) Reflects Europe, including Central Europe, Russia and Turkey, but excluding globally managed businesses
(mainly Water, Nutrition, Nespresso, Professional). Reflects trading operating profit ex asset impairments.
3) Reflects Europe, including Central Europe.  Reflects deduction for partial corporate expense.
4) Reflects Europe, including Central Europe. Reflects deduction for partial corporate expense.
5) Reflects Europe, including Russia. Excludes Pringles integration costs.
6) Reflects Europe, including Russia and South Africa.
* Please see the GAAP to non-GAAP reconciliations provided at the end of this presentation.
Source: Company Reports.
17.7%
16.0%
15.7%
14.2%
13.0%*
11.3%
10.3%
HNZ NESN BN ULVR MDLZ K PEP

Appendix:  Operating Income Margin –
Latin America

Latin America Operating Income Margins
(fiscal year 2012)
(1) (2) (5) (3) (4) (6)
1) Reflects North America and Latin America, excluding globally managed businesses (mainly Water,
Nutrition, Nespresso, Professional). Reflects trading operating profit ex asset impairments.
2) Reflects Latin America. Excludes Pringles integration costs.
3) Reflects Latin America Foods.
4) Reflects North America and Latin America. Reflects decision for partial corporate expense.
5) Reflects Rest of World (Latin America, Middle East and Africa).
6) Reflects Latin America, Middle East and Africa, and CIS. Reflects decision for partial corporate expense.
* Please see the GAAP to non-GAAP reconciliations provided at the end of this presentation.
Source: Company Reports.
18.6%
15.1%*
15.0%
14.3%
14.2%
10.7%
5.8%
NESN MDLZ K PEP ULVR HNZ BN

Appendix:  Operating Income Margin –
Asia Pacific

Asia Pacific Operating Income Margins
(fiscal year 2012)
1) Reflects Asia.  Reflects deduction for partial corporate expense.
2) Reflects Asia, Oceania, Africa, excluding globally managed businesses (mainly Water,
Nutrition, Nespresso, Professional). Reflects trading operating profit ex asset impairments.
3) Reflects Asia, Middle East and Africa, excluding South Africa.
4) Reflects Asia, Africa, Middle East, Turkey, Russia, Ukraine and Belarus.  Reflects
deduction for partial corporate expense.
5) Reflects Asia Pacific. Excludes Pringles integration costs.
6) Reflects Asia Pacific.
(1) (2) (5) (3) (4) (6)
* Please see the GAAP to non-GAAP reconciliations provided at the end of this presentation.
Source: Company Reports.
22.1%
18.9%
13.9%* 13.9%
13.1%
8.9%
8.0%
BN NESN MDLZ PEP ULVR K HNZ

Appendix:  Operating Income Margin –
EEMEA

EEMEA Operating Income Margins
(fiscal year 2012)
(1) (2) (5) (4)
1) Reflects Asia, Oceania, Africa, excluding globally managed businesses (mainly Water,
Nutrition, Nespresso, Professional). Reflects trading operating profit ex asset impairments.
2) Reflects Asia, Middle East and Africa, excluding South Africa.
3) Reflects Asia, Africa, Middle East, Turkey, Russia, Ukraine and Belarus.  Reflects deduction for partial corporate expense.
4) Reflects Rest of World (Latin America, Middle East and Africa).
5) Reflects Latin America, Middle East, Africa and CIS. Reflects deduction for partial corporate expense.
(3)
* Please see the GAAP to non-GAAP reconciliations provided at the end of this presentation.
Source: Company Reports.
18.9%
13.9%* 13.9%
13.1%
10.7%
5.8%
NESN MDLZ PEP ULVR HNZ BN

GAAP to Non-GAAP Reconciliation 35

GAAP to Non-GAAP Reconciliation 36

GAAP to Non-GAAP Reconciliation 37

GAAP to Non-GAAP Reconciliation 38